EXHIBIT 32

SECTION 1350 CERTIFICATION

        The undersigned hereby certifies in his capacity as an officer of HANCOCK HOLDING COMPANY (the "Company")
that the quarterly report of the Company on Form 10-Q for the periods ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.

    August 9, 2005                        By:  /s/ George A. Schloegel
-------------------------                     -------------------------------------
      Date                                    George A. Schloegel
                                              Vice-Chairman of the Board &
                                              Chief Executive Officer

        A signed original of this written statement required by Section 1350 has been provided to Hancock Holding
Company and will be retained by Hancock Holding Company and furnished to the Securities and Exchange Commission or its staff upon request.

SECTION 1350 CERTIFICATION

        The undersigned hereby certifies in his capacity as an officer of HANCOCK HOLDING COMPANY (the "Company")
that the quarterly report of the Company on Form 10-Q for the periods ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.

    August 9, 2005                       By:  /s/ Carl J. Chaney
---------------------                        -------------------------------------
      Date                                    Carl J. Chaney
                                              Executive Vice President &
                                              Chief Financial Officer

         A signed original of this written statement required by Section 1350 has been provided to Hancock
Holding Company and will be retained by Hancock Holding Company and furnished to the Securities and Exchange
Commission or its staff upon request.